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                                                                    Exhibit 10.3
                            STOCK OPTION AGREEMENT

     AGREEMENT made as of this 28th day of July, 1999 by and between NEWS COMMUNICATIONS, INC., a Nevada corporation ("NCI"), and STEVEN FARBMAN
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("Farbman").
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     WHEREAS, pursuant to a certain Employment Agreement dated the date hereof between NCI and Farbman (the "Employment Agreement"), Farbman has become
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employed as President and Chief Executive Officer of NCI and, in such capacity will provide valuable services to NCI (terms used but not otherwise defined herein shall have the meaning set forth in the Employment Agreement);

     WHEREAS, NCI desires to reward such services and encourage Farbman's continued dedication and to afford Farbman the opportunity to acquire stock ownership in, or otherwise share in the appreciation of the stock of, NCI so that Farbman may have a direct proprietary interest in NCI's success;

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

     1.  Grant of Option.  Upon the terms and subject to the conditions set
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forth herein, NCI hereby irrevocably grants to Farbman, during the period commencing on the date of this Agreement and, unless earlier terminated pursuant to Section 5 or Section 6 hereof, ending ten (10) years from the date hereof
(the "Expiration Date"), the right and option (the "Options") to purchase from
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NCI, at a price of $1.8125 per share, 830,000 shares of NCI's Common Stock, par value $.01 per share (the "Common Stock").  The Options are not intended to
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qualify under Section 422 of the United States Internal Revenue Code of 1986, as
amended (the "Code"), as an incentive stock option.
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     2.  Vesting and Exercise of Options.  The Options shall vest in four equal
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installments of 207,500 shares commencing on the first anniversary of the date hereof and on each anniversary of the date hereof until the fourth anniversary of the date hereof when all of the shares subject to the Options shall be vested; provided, however, that the Options shall be subject to accelerated vesting as provided on Exhibit A hereto.

     3.  Method of Exercising Options.  Farbman may exercise the Options by
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delivering to NCI (i) a written notice stating the number of shares of Common
Stock that Farbman has elected to purchase at that time from NCI and (ii) full payment of the purchase price of the shares of Common Stock then to be purchased.

     Payment of the exercise price for the shares of Common Stock upon any exercise of the Options may be made by check payable to the order of NCI; provided, however, that in the event that Farbman's Employment Agreement is not renewed by NCI after the expiration of the Term, Farbman's employment is terminated without Cause or Farbman terminates his employment for Good Reason, NCI shall approve payment of the exercise price for the shares of Common Stock upon any exercise of the Options by delivery of shares of Common Stock of NCI or surrender of such Options (having a fair market value equal to the purchase price of the Common Stock issuable upon exercise of the Options over the applicable exercise price) duly endorsed in blank
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or accompanied by appropriate stock powers, together with such amount as NCI shall, in its sole discretion, deem necessary to satisfy any tax withholding obligation or tax arising by reason of the transfer of such shares of Common Stock ("Cashless Exercise").
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     In connection with any Cashless Exercise, only full shares of Common Stock of NCI with an aggregate fair market value not exceeding the exercise price will be accepted in payment, and any portion of the exercise price which is in excess of such aggregate fair market value must be paid in cash or by certified or bank cashier's check payable to the order of NCI, it being understood that NCI shall not be required to pay cash in exchange for tendered certificates. If the tendered certificate(s) evidence more shares of Common Stock than are accepted for payment, an appropriate replacement certificate shall be issued to Farbman for the number of excess shares of Common Stock.

     4.  Issuance of Common Stock and Payment of Cash upon Exercise of Options.
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As promptly as practicable after receipt of such written notification of
Farbman's election to exercise the Options and full payment of such exercise price and any applicable withholding taxes, NCI shall issue or transfer to Farbman the number of shares of Common Stock with respect to which the Options have been so exercised and shall deliver to Farbman a certificate or certificates therefor, registered in Farbman's name.

     5.  Death or Disability of Farbman.  If the employment of Farbman shall
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terminate prior to the Expiration Date as a result of the death of Farbman or by reason of his Disability, Farbman, the executor or administrator of the estate or affairs of Farbman or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to applicable laws of descent and distribution shall have the right to exercise the Options until the Expiration Date to the extent that the Options were vested at the date of death or Disability.

     6.  Termination of Employment.  In the event that the employment of Farbman
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shall be terminated by NCI (other than by reason of death, Disability or for
Cause) or by Farbman for Good Reason, Farbman shall have the right, until the Expiration Date, to exercise the Options, it being acknowledged and agreed that any unvested portion of the Options shall immediately vest and become exercisable upon the date of such termination of employment. In the event that the employment of Farbman shall be terminated (i) by NCI for Cause, (ii) by Farbman without Good Reason or (iii) upon the expiration of the Employment Agreement, the Options, to the extent vested on the date of Farbman's termination (the "Termination Date"), shall be exercisable until the first
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anniversary of the Termination Date.  Nothing in this Agreement shall confer upon Farbman any right to continue in the employ of NCI or interfere in any way with the right of NCI to terminate or otherwise modify the terms of Farbman's employment.

     7.  Change of Control.  Notwithstanding anything in this Agreement to the
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contrary, unless the Options or any portion thereof shall have been earlier terminated in accordance with Sections 5 and 6 hereof, the unvested portion of the Options shall vest, and the Options shall become immediately exercisable in its entirety immediately prior to a Change of Control.

     8.  Securities Law Acknowledgments.  Farbman acknowledges that the shares
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of Common Stock issued upon exercise of the Options may not be registered under applicable securities laws, that such shares of Common Stock purchased upon the exercise of the Options

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must be held indefinitely unless subsequently registered under the applicable securities laws or unless an exemption therefrom is available, and, at the election of NCI, such certificates may bear such legends regarding the limited transferability of the shares of Common Stock under applicable securities laws as counsel for NCI may require. The shares of Common Stock issued pursuant to the terms of this Agreement shall represent fully paid and non-assessable shares of Common Stock. . On or before the earlier to occur of the first anniversary of this Agreement or the termination of Farbman's employment by NCI without Cause or by Farbman for Good Reason or upon a Change of Control (as such terms are defined in Farbman's Employment Agreement), NCI shall prepare and file a registration statement on Form S-8 or such other appropriate Form under the Securities Act of 1933, as amended (the "Act") and, if effectiveness is not automatic, use its best efforts to cause such registration statement to become effective as promptly as practicable. Thereafter, NCI shall maintain the effectiveness of the registration statement until all of the Shares may be sold without restriction under the Act.

     9.  Farbman.  Whenever in any provision of this Agreement reference is made
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to Farbman, under circumstances where such reference should logically be construed to apply to the executors, administrators or person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the reference to Farbman shall be deemed to include such person or persons.

     10.  Non-Transferability.  The Options are not transferable by Farbman
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otherwise than by applicable laws of descent and distribution and, except as set forth herein, are exercisable during Farbman's lifetime only by Farbman. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

     11.  Rights as Stockholder.  Farbman shall have no rights as a stockholder
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with respect to any share of Common Stock covered by the Options until Farbman shall have become the holder of record of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which Farbman shall become the holder of record thereof.

     12.  Adjustment for Recapitalization, Merger, Etc.  The aggregate number of
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shares of Common Stock that may be purchased pursuant to the Options, the number of shares of Common Stock covered by the Options and the price per share shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by NCI.

     Subject to any required action by the stockholders, if NCI shall be the surviving corporation in any merger, combination, consolidation or other business transaction, the Options shall cover the securities to which a holder of the number of shares of Common Stock covered by the unexercised portion of the Options would have been entitled pursuant to the terms of the merger or consolidation.

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     Upon any dissolution or liquidation of NCI, the Options shall terminate;
provided, however, that the surviving corporation may grant an option or options to purchase its shares on such terms and conditions, both as to the number of shares and otherwise, which shall substantially preserve the rights and benefits of the Options. Any such adjustments may provide for the elimination of any fractional share which might otherwise become subject to the Options.

     13.  Compliance with Law.  Notwithstanding any of the provisions hereof,
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except in connection with a Change of Control or the dissolution or liquidation of NCI, Farbman hereby agrees that Farbman will not exercise the Options, and that NCI will not be obligated to issue or transfer any shares of Common Stock to Farbman hereunder, if the exercise hereof or the issuance or transfer of such Common Stock shall constitute a violation by Farbman or NCI of any provisions of any law or regulation of any governmental authority.

     14.  Notice.  Every notice or other communication relating to this
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Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by Farbman to NCI shall be mailed or delivered to NCI at its executive offices currently located at 174-15 Horace Harding Expressway, Fresh Meadows, NY 11365, or such other location as shall then be NCI's principal corporate office, Attn: Chairman; with a copy to Paul J. Pollock, Esq., Piper & Marbury, LLP, 1251 Avenue of the Americas, New York, NY 10020, and all notices or communications by NCI to Farbman may be given to Farbman personally or may be mailed to Farbman at One North Bridge Terrace, Mt. Kisco, NY 10549, with a copy to Beverly Chase, Esq., Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017.

     15.  Entire Agreement.  This Agreement sets forth the complete
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understanding of NCI and Farbman with respect to the subject matter hereof and supersedes all prior understandings, whether oral or written.


     16.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York (without giving effect to principles of conflicts of law).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                              NEWS COMMUNICATIONS, INC.

                              By:  /s/ Wilbur L. Ross, Jr.
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                              Name:    Wilbur L. Ross, Jr.
                              Title:   Chief Executive Officer



                              /s/ Steven Farbman
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                              Steven Farbman

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                                   EXHIBIT A

     The Options shall be subject to accelerated vesting such that 10% of the shares issuable upon exercise of the Options shall vest for each cumulative $.05 of EBITDA Improvement on a per share basis. For the purpose herein, EBITDA shall mean, with respect to any fiscal year of NCI, earnings of NCI for such year before interest (including without limitation the interest component of any capital lease obligation), taxes, depreciation and amortization for such year.

          For purposes of the foregoing,

          (i) "EBITDA" shall mean with respect to any period, earnings of NCI
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for such period before interest (including without limitation the interest component of any capital lease obligation), taxes, depreciation and amortization for such period; provided, that for purposes of determining EBITDA, (i) cash and non-cash compensation expenses resulting from Farbman's equity arrangements shall, to the extent deducted from earnings in calculating EBITDA in accordance with generally accepted accounting principles, be added back to earnings in calculating EBITDA and (ii) earnings shall exclude earnings from extraordinary items, including net gains or losses from sales of assets (other than asset sales in the ordinary course of business) or sales of stock. In comparing EBITDA of NCI at two different points in time, the parties agree that the determination of EBITDA shall be adjusted on a basis acceptable to both parties to reflect extraordinary, non-recurring items and events, such as acquisitions and divestitures and other corporate events which have occurred during the time period between the two such reference points in time.

          (ii) "EBITDA Improvement" shall mean the amount by which EBITDA on a per share basis exceeds EBITDA on per share basis as of the end of the fiscal year ended November 30, 1998.

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